SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                December 19, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-16619                   73-1612389
 ------------------------    ------------------------      -------------------
 (State of Incorporation)    (Commission File Number)          (IRS Employer
                                                           Identification No.)



                    Kerr-McGee Center
                 Oklahoma City, Oklahoma                        73125
        ----------------------------------------              ----------
        (Address of principal executive offices)              (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)





Item 9.   Regulation FD Disclosure
               On December 19, 2002, Kerr-McGee Corporation will hold a conference call to discuss its fourth-quarter 2002 financial and operating results and expectations for the future. During the conference call, the company will discuss certain expectations for oil and natural gas production volumes for the year 2002. A table providing the projection ranges of 2002 average daily oil and natural gas production is furnished below.

                                                       Kerr-McGee Corp.
                                        Projected Daily Average Production Volumes **
As of December 2002
                                                                  2002 Production Forecast
                           ---------------------------------------------------------------------------------------------------------
                            1-Qtr Actual          2-Qtr Actual          3-Qtr Actual             4-Qtr                  Year
                           -----------------    ------------------    ------------------    ------------------    ------------------
Crude Oil
(BOPD)

    Onshore                 29,100 -  29,100     29,400  -  29,400     30,100  -  30,100     25,500  -  26,000     28,500  -  28,600
    Offshore                53,300 -  53,300     54,300  -  54,300     50,500  -  50,500     51,000  -  52,000     52,300  -  52,500
                           -------   -------    -------    -------    -------    -------    -------    -------    -------    -------
      U.S.                  82,400 -  82,400     83,700  -  83,700     80,600  -  80,600     76,500  -  78,000     80,800  -  81,100
                           -------   -------    -------    -------    -------    -------    -------    -------    ------     -------

    North Sea              113,600 - 113,600     97,000  -  97,000    104,300  - 104,300     91,000  -  96,000    101,400  - 102,700
                           -------   -------    -------    -------    -------    -------    -------    -------    -------    -------

    Other International      8,800 -   8,800      8,500  -   8,500      8,000  -   8,000      3,000  -   3,500      7,100  -   7,200
                           -------   -------    -------    -------    -------    -------    -------    -------    -------    -------

      Total                204,800 - 204,800    189,200  - 189,200    192,900  - 192,900    170,500  - 177,500    189,300  - 191,000
                           =======   =======    =======    =======    =======    =======    =======    =======    =======    =======


Natural Gas
(MMCF/D)                        1-Qtr-A               2-Qtr                  3-Qtr                 4-Qtr                 Year
                           -----------------    ------------------    ------------------    ------------------    ------------------
    Onshore                    383  - 383           379  -  379           389  -  389           385  -  395           384  -  387
    Offshore                   244  - 244           253  -  253           305  -  305           285  -  295           272  -  274
                               ---    ---           ---     ---           ---     ---           ---     ---           ---     ---
      U.S.                     627  - 627           632  -  632           694  -  694           670  -  690           656  -  661
                               ---    ---           ---     ---           ---     ---           ---     ---           ---     ---

    North Sea                  101  - 101            99  -   99            95  -   95           105  -  115           100  -  103
                               ---    ---           ---     ---           ---     ---           ---     ---           ---     ---

    Other International          0  -  0              0  -    0             0  -    0             0  -   0              0  -   0
                               ---     -            ---     ---           ---     ---           ---     ---           ---     ---

      Total                    728  - 728           731  -  731           789  -  789           775  -  805           756     764
                               ===    ===           ===     ===           ===     ===           ===     ===           ===     ===


BOE/D                      326,100 - 326,100    311,000 - 311,000     324,400 - 324,400     299,700 - 311,700     315,300 - 318,300
                           =======   =======    =======   =======     =======   =======     =======   =======     =======   =======


Note:
-----
          Projections based upon the capital program of $1 billion as revised on July 24, 2002.

          Excludes results of operations from Kazakhstan and Indonesia, which have been reclassified as discontinued operations.

          Volumes associated with the sale of Northern North Sea properties and the Ross field are included through October of 2002. North Sea properties that are operated by others are included through November
          15. Volumes associated with the sale of operations in Ecuador are included through the closing date of September 12, 2002. U.S. Onshore volumes reflect the sale of properties to Aethon as December 6, 2002. All other properties that are held for sale are included in projected volumes through year-end. Projected volumes will be adjusted as the sales are consumated.


        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, general economic conditions and other factors and risks discussed in Kerr-McGee's SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KERR-MCGEE CORPORATION

                                       By:     (John M. Rauh)
                                               -----------------------------
                                               John M. Rauh
                                               Vice President and Controller

Dated: December 19, 2002